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                                                                EXHIBIT 10.12(2)



                     T E R M  S H E E T  -  A M E N D E D



LENDER:                 GRANITE REINSURANCE COMPANY, LTD.

BORROWER:               SYMONS INTERNATIONAL GROUP, INC.


PRINCIPAL AMOUNT AND    $2,500,000.00 DATED MARCH 26, 1992
 ORIGINAL LOAN DATE:    $200,000.00 DATED JUNE 29, 1995


INTEREST:               10% SIMPLE ANNUAL INTEREST RATE.


PRINCIPAL AND INTEREST
 REPAYMENT:             PAYABLE UPON DEMAND

WITHHOLDING TAX:        BORROW SHALL WITHHOLD APPROPRIATE AMOUNT FOR TAXES.






SYMONS INTERNATIONAL GROUP, INC.        GRANITE REINSURANCE COMPANY, LTD

PER: /s/ Donald J. Goodenow             PER: /s/ Douglas H. Symons
     -----------------------------           ------------------------------
DONALD J. GOODENOW, EXECUTIVE V.P.      DOUGLAS H. SYMONS, VICE PRESIDENT

DATE:     1-5-96                        DATE:  1-5-96
     -----------------------------           ------------------------------
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                                  TERM SHEET




LENDER:                 Granite Reinsurance Company Ltd.

BORROWER:               Symons International Group, Inc.

PRINCIPAL AMOUNT:       $2,500,000.00 U.S.

DATE OF LOAN:           March 26th, 1992

TERM:                   39 months; Expiry June 30, 1995

INTEREST:               10% per annum; payable monthly in
                        arrears; first payment July 31, 1992,
                        interest to be accrued until then.

PRINCIPAL REPAYMENT:    11 quarterly payments of $125,000.00
                        U.S. each due on the last day of each
                        quarter commencing September, 30, 1992,
                        to and including March 30, 1995 and one
                        payment of $1,125,000.00 U.S. due June
                        30, 1995.

WITHHOLDING TAX:        Borrower shall withhold appropriate
                        amount for taxes.

MISCELLANEOUS:          Formal agreement to be executed.
                        Consent of Manufacturers Hanover Trust to be obtained.



DATED the 19th day of May, 1992.


GRANITE REINSURANCE COMPANY LTD.       SYMONS INTERNATIONAL GROUP, INC.

per:  /s/ Douglas Symons               per:   /s/ Donald J. Goodenow
      --------------------                    ----------------------------------
      VICE PRESIDENT                          EXECUTIVE VICE PRESIDENT/SECRETARY





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                                   TERM SHEET

LENDER:                         GRANITE REINSURANCE COMPANY LTD.

BORROWER:                       SYMONS INTERNATIONAL GROUP, INC.

PRINCIPAL AMOUNT:               $200,000.00 (U.S.)

DATE OF LOAN:                   JUNE 29, 1995

INTEREST;                       10% PER ANNUM.

PRINCIPAL AND INTEREST
  REPAYMENT:                    PAYABLE UPON DEMAND

WITHHOLDING TAX:                BORROW SHALL WITHHOLD APPROPRIATE AMOUNT FOR
                                TAXES.



SYMONS INTERNATIONAL GROUP, INC.            GRANITE REINSURANCE COMPANY LTD.

PER:  /s/ Donald J. Goodenow                PER:  /s/ Douglas H. Symons
     ---------------------------                  -----------------------------
DONALD J. GOODENOW, EXECUTIVE V.P.          DOUGLAS H. SYMONS, VICE PRESIDENT


DATE:       6-29-95                         DATE:       6-29-95
     ----------------------------                ------------------------------